Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of indie Semiconductor, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2025 as filed with the Securities and Exchange Commission (the "Report"), I, Donald McClymont, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge: (1). The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald McClymont
Donald McClymont
Chief Executive Officer
(Principal Executive Officer)

/s/ Donald McClymont
Donald McClymont
Chief Executive Officer
(Acting Principal Financial Officer)

August 8, 2025